Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan International Value Fund (the “Fund”)

SUPPLEMENT DATED 29 JUNE 2022 TO THE

FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective 1 July 2022, the following information replaces the information under the subheading “Portfolio Management” on page 5 of the Fund’s summary prospectus in its entirety:

Portfolio Manager	Title	Length of Service
N. David Samra	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2002 (inception)

Ian P. McGonigle	Managing Director and Co-Portfolio Manager, Artisan Partners	Since October 2018

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE